UNITED STATES
SECURITIES AND EXCHANGE
 COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 10, 2006 Date of Report (Date of earliest event reported)

MIGAMI, INC.
(formerly KLEENAIR SYSTEMS, INC.)
(Exact Name of Registrant as specified in Charter)

Commission File No. 033-03362

Nevada	87-0431043
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(State of Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

27121 Aliso Creek Road, Suite 120,
Aliso Viejo, California	92656
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(Address of Principal Executive Office)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (949) 831-1045

Item 4.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 10, 2006, Chrisholm, Bierwolf & Nilson, 533 West 2600 S. Bountiful, Utah 84010-7714,was engaged to serve as the principal accountant to audit the Registrant’s financial statements.

During the registrant’s two (2) most recent fiscal years and the subsequent interim period, the Registrant has not consulted with Chrisholm, Bierwolf & Nilson on any issue.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2006	/s/ Lionel Simons
Lionel Simons, President

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